Exhibit 10.2

KeyBank National Association, as Agent

225 Franklin Street, 18th Floor

Boston, Massachusetts 02110

As of August 25, 2011

TNP SRT Secured Holdings, LLC

1900 Main Street, Suite 700

Irvine, California 92614

Attn: James Wolford

Dear Mr. Wolford:

Reference is made to that certain Revolving Credit Agreement dated as of December 17, 2010, as amended, (“Credit Agreement”) by and among KeyBank National Association, as agent for the Lenders named (and as defined) therein (the “Agent”) and TNP SRT Secured Holdings, LLC, a Delaware limited liability company and certain affiliated entities as set forth in the Credit Agreement (collectively, the “Borrower”). The Credit Agreement is hereby amended as set forth below. Capitalized terms used herein without definition shall have the meaning assigned to such terms in the Credit Agreement.

The Borrower has requested certain amendments to the Credit Agreement as set forth below, Agent has agreed to make such modifications. Accordingly the parties hereto hereby agree as follows:

1. Incorporation by Reference. The foregoing recitals are hereby incorporated by reference as if set forth at length herein.

2. Expiration of Temporary Increase. Sections 2.06 and 2.07(a)(i) (as amended in the Third Omnibus Amendment And Reaffirmation Of Loan Documents dated as of May 26, 2011 and as amended by letter agreement dated as of June 30, 2011) are hereby amended to change the maturity date of the Temporary Increase from August 26, 2011 to October 25, 2011. There shall be no further advances under this Temporary Increase.

3. Ratification. Each Credit Party hereby ratifies, affirms and confirms the Loan Documents (as modified by this letter agreement), and acknowledges and agrees that the Loan Documents (as modified by this letter agreement) remain in full force and effect and are enforceable against such Credit Party and against the Collateral described therein in accordance with their respective terms. Each Credit Party hereby further acknowledges and agrees that the Loan Documents, as amended by this letter agreement, are not subject to any defenses, rights of setoff, claims or counterclaims that might limit the enforceability thereof, the obligations created and evidenced thereby or the terms and provisions thereof.

4. Miscellaneous. This letter agreement may be executed in any number of counterparts, all of which when taken together shall constitute one agreement binding on the parties hereto, notwithstanding that all parties are not signatories to the same counterpart. Delivery of an executed signature page of this letter agreement by facsimile transmission or by means of electronic mail (in so-called “pdf”, “TIF” or any similar format) shall be effective as an in-hand delivery of an original executed counterpart hereof. Please acknowledge your agreement with the foregoing by executing a copy of this letter agreement and returning the same to my attention at the above listed address.

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Very truly yours,

BORROWER:

TNP SRT SECURED HOLDINGS, LLC, a Delaware limited liability company

By:	TNP Strategic Retail Operating Partnership, L.P., its sole member

	By:	TNP Strategic Retail Trust, Inc., its general partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

TNP SRT SAN JACINTO, LLC, a Delaware limited liability company

By:	TNP SRT Secured Holdings, LLC, its sole member

By:	TNP Strategic Retail Operating Partnership, L.P., its sole member

	By:	TNP Strategic Retail Trust, Inc., its general partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

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TNP SRT MORENO MARKETPLACE, LLC, a Delaware limited liability company

By:	TNP SRT Secured Holdings, LLC, its sole member

By:	TNP Strategic Retail Operating Partnership, L.P., its sole member

	By:	TNP Strategic Retail Trust, Inc., its general partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

TNP SRT CRAIG PROMENADE, LLC, a Delaware limited liability company

By:	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

		By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

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TNP SRT NORTHGATE PLAZA TUCSON, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner.

			By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

TNP SRT PINEHURST EAST, LLC, a Delaware limited liability company

By	TNP SRT Secured Holdings, LLC, a Delaware limited liability company, its Sole Member

	By:	TNP Strategic Retail Operating Partnership, LP, a Delaware limited partnership, its Sole Member

		By:	TNP Strategic Retail Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

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LENDER AND AGENT:

KEYBANK NATIONAL ASSOCIATION, as Agent and Lender

By:	/s/ Christopher T. Neil
Christopher T. Neil
Senior Relationship Manager

The Guarantor joins in the execution of this Agreement to evidence its agreement to the provisions contained herein.

TNP STRATEGIC RETAIL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	TNP Strategic Retail Trust, Inc., its general partner

	By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

TNP STRATEGIC RETAIL TRUST, INC., a Maryland corporation

By:	/s/ James Wolford
Print Name: James Wolford
Title: CFO

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